UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 29, 2017
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FENIX PARTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920
Westchester, Illinois 60154
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(708) 407-7200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

On December 29, 2017, the Company entered into a Forbearance Agreement to the credit facility (the "New Forbearance Agreement") with BMO Harris Bank N.A. and its Canadian affiliate, Bank of Montreal. This Forbearance Agreement replaces the Forbearance Agreement among the same parties that was entered into on March 27, 2017, and amended as of June 23, 2017, as previously announced. Pursuant to the New Forbearance Agreement, the banks agreed to forbear from exercising their rights and remedies under the credit facility with respect to the Company’s non-compliance with applicable financial and other covenants and any further non-compliance with such covenants during the forbearance period, provided no other defaults occurred. The forbearance period under the New Forbearance Agreement ends on February 28, 2018. The New Forbearance Agreement also permits the Company to add certain quarterly interest payments otherwise due for the first, second, third and fourth quarters of 2017 to the principal amount of debt outstanding and defer the principal payments that were otherwise due on March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017 to the end of the forbearance period.

The preceding description of the New Forbearance Agreement is qualified in its entirety by reference to the New Forbearance Agreement, which is attached hereto as Exhibit 10.1.

On January 4, 2018, the Company issued a press release announcing the New Forbearance Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

10.1	Forbearance Agreement dated December 29, 2017, among Fenix Parts, Inc., Fenix Parts Canada, Inc., and their subsidiaries, BMO Harris Bank N. A. and Bank of Montreal
99.1	Press release dated January 4, 2018

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2018
Fenix Parts, Inc.
	By:	/s/ Kent Robertson
	Name:	Kent Robertson
	Title:	President and Chief Executive Officer